UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2008

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                     0-17038                  13-3152196
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 10, 2008, the Board of Directors (the "Board") of Concord Camera Corp. (the "Company") increased the size of the Board to five directors and appointed Roger Beit to fill the newly created Board seat. Mr. Beit is not expected to participate on any committee of the Board. There was no arrangement or understanding between Mr. Beit and any other persons pursuant to which Mr. Beit was selected as a director and there are no related person transactions between Mr. Beit and the Company. Mr. Beit will receive the standard compensation provided to the Company's non-employee directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONCORD CAMERA CORP.

Date:  October 16, 2008             By: /s/ Scott L. Lampert
                                        ----------------------------------------
                                        Scott L. Lampert, Vice President,
                                        General Counsel and Secretary